Exhibit 24.1
POWER OF ATTORNEY
July 24, 2008
We, the undersigned officers and directors of Wisconsin Energy Corporation (the “Company”), hereby severally constitute and appoint Gale E. Klappa, Allen L. Leverett and Jeffrey West, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, a Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933, as amended (the “Securities Act”), of 2,000,000 shares of the Company’s common stock, par value $.01 per share, for issuance under the Company’s Stock Plus Investment Plan (the “Registration Statement”), and any and all pre-effective and post-effective amendments to the Registration Statement, including any Registration Statement filed pursuant to Rule 462(b) of the Securities and Exchange Commission, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable the Company to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys or any of them, to said Registration Statement and any and all amendments thereto.

Signature	Title

/s/ Gale E. Klappa	Chairman of the Board, President and Chief Executive Officer
Gale E. Klappa	and Director — Principal Executive Officer

/s/ Allen L. Leverett	Executive Vice President and Chief Financial Officer —
Allen L. Leverett	Principal Financial Officer

/s/ Stephen P. Dickson	Vice President and Controller — Principal Accounting Officer
Stephen P. Dickson

/s/ John F. Bergstrom	Director
John F. Bergstrom

/s/ Barbara L. Bowles	Director
Barbara L. Bowles

Signature	Title

/s/ Patricia W. Chadwick	Director
Patricia W. Chadwick

/s/ Robert A. Cornog	Director
Robert A. Cornog

/s/ Curt S. Culver	Director
Curt S. Culver

/s/ Thomas J. Fischer	Director
Thomas J. Fischer

/s/ Ulice Payne, Jr.	Director
Ulice Payne, Jr.

/s/ Frederick P. Stratton, Jr.	Director
Frederick P. Stratton, Jr.